EXHIBIT 99.1
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



         I, Michael L. Hirschey state and attest that:

         (1) I am the Chief Executive Officer of OneSource Technologies, Inc. (the "issuer").

         (2) Accompanying this certification is the Form 10-QSB for the quarter ended June 30, 2003, a quarterly report (the "quarterly report") filed by the issuer with the Securities Exchange Commission pursuant to
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

         (3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that based on my knowledge:

         A. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

         B. the information contained in the periodic report fairly presents, in
         all  material  respects,   the  financial   condition  and  results  of
         operations of the issuer for the periods presented therein.


/s/ Michael L. Hirschey
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Michael L. Hirschey
Date: 13 August 2003